UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2017

GOLDEN ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-24993	41-1913991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6595 S Jones Blvd., Las Vegas, Nevada	89118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 893-7777

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On June 12, 2017, Golden Entertainment, Inc. (“Golden” or the “Company”) issued a Press Release announcing that it has entered into a membership interest purchase agreement with the owners of American Casino & Entertainment Properties, LLC, a Delaware limited liability company (“American”), pursuant to which Golden has agreed to acquire all of the outstanding equity interests of American (the “Transaction”). A copy of the Press Release is attached as Exhibit 99.1 and is incorporated herein by reference. The aggregate consideration to be paid by Golden for the Transaction is $850 million, consisting of $781 million in cash and 4,046,494 shares of Golden common stock. The consummation of the Transaction is subject to the approval of applicable gaming authorities, the expiration of the applicable Hart-Scott-Rodino waiting period and other customary closing conditions, and is expected to close by the end of 2017.

The Company received committed financing for the Transaction from JPMorgan Chase Bank, N.A., Credit Suisse, Macquarie Capital, and Morgan Stanley & Co. LLC. The completion of the Transaction is not subject to a financing contingency.

The Company also prepared an investor presentation, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information contained in, or incorporated into, this Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as may be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto contain forward-looking statements regarding future events and our future results, including statements regarding the proposed transaction and the ability to consummate the proposed transaction, that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements can generally be identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “project,” “potential,” “seek,” “should,” “think,” “will,” “would” and similar expressions, or they may use future dates. Forward-looking statements in this report and its exhibits include, without limitation, statements regarding: the planned completion of the Transaction; the benefits of the Transaction; estimated future financial and operating results, including the Company’s, American’s and the pro forma combined companies’ 2017 net revenues, 2017 EBITDA and run-rate synergies, and the expected accretive effect of the Transaction on the Company’s operating results including its cash flows and earnings per share; the Company’s plans, objectives, expectations and intentions; and the expected timing of completion of the Transaction. It is important to note that the Company’s goals and expectations are not predictions of actual performance. These forward-looking statements are subject to assumptions, risks and uncertainties that may change at any time, and readers are therefore cautioned that actual results could differ materially from those expressed in any forward-looking statements. Factors that could cause actual results to differ include, among other things: the ability to obtain required regulatory approvals for the Transaction (including the approval of gaming and antitrust authorities necessary to complete the Transaction), the timing of obtaining such approvals and the risk that such approvals may result in the imposition of conditions that could materially adversely affect the Company, American and the expected benefits of the Transaction; the risk that a condition to closing of the Transaction may not be satisfied on a timely basis or at all, the failure of the Transaction to close for any other reason and the risk of liability to the Company in connection therewith; access to available financing (including financing for the acquisition) on a timely basis and on reasonable terms; the effects of disruption caused by the Transaction making it more difficult for the Company to execute its operating plan effectively or to maintain relationships with employees, vendors and other business partners; failure to realize the anticipated cost savings, synergies and other benefits of the Transaction; stockholder litigation in connection with the Transaction; the Company’s ability to successfully integrate American’s businesses, and other acquired businesses; changes in national, regional and local economic, political and market conditions; legislative and regulatory matters (including the cost of compliance or failure to comply with applicable laws and regulations); increases in gaming taxes and fees in the jurisdictions in which the Company operates; litigation; increased competition; the Company’s ability to renew its distributed gaming contracts; reliance on key personnel (including our Chief Executive Officer, Chief Operating Officer and Chief Strategy and Financial Officer); the level of the Company’s indebtedness and the Company’s ability to comply with covenants in its debt facilities; terrorist incidents; natural disasters; severe weather conditions; the effects of environmental and structural building conditions; the effects of disruptions to the Company’s information technology and other systems and infrastructure; factors affecting the gaming, entertainment and hospitality industries generally; and other risks and uncertainties discussed in the Company’s filings with the SEC, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. The Company undertakes no obligation to update any forward-looking statements as a result of new information, future developments or otherwise. All forward-looking statements in this report and its exhibits are qualified in their entirety by this cautionary statement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated June 12, 2017.

99.2	Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDEN ENTERTAINMENT, INC. (Registrant)

Date: June 11, 2017	/s/ Charles H. Protell
	Name:	Charles H. Protell
	Title:	Executive Vice President, Chief Strategy Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated June 12, 2017

99.2	Investor Presentation